HARBOR FEDERAL SAVINGS BANK
             RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS

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                        1999 Amendment
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     WHEREAS, Harbor Federal Savings Bank (the "Bank") maintains the Harbor Federal Savings Bank Retirement Plan for Non-employee
Directors (the "Plan"); and

     WHEREAS, the Bank's Board of Directors has determined that it is in the best interests of the Bank and the Plan participants to amend the Plan in the manner set forth herein.

     NOW, THEREFORE, the Plan shall be amended as follows, pursuant to Article XI thereof, effective May 24, 1999:

     1. Article VI of the Plan shall be amended by adding the following paragraph at the end thereof as follows:


         Notwithstanding any provision of the Plan to the contrary, each Participant may at any time irrevocably elect, on the form attached hereto as Exhibit "A" (the "Election Form"), to surrender all or part of his vested Benefits under the Plan in consideration of receiving a deferred share award, of equivalent value, pursuant to the Harbor Federal Bancorp, Inc. 1999 Stock Incentive Plan. In addition, each Participant may also irrevocably elect on the Election Form to cease to accrue future benefits under this Plan and instead to accrue future deferred share awards under the Harbor Federal Bancorp, Inc 1999 Stock Incentive Plan rather than under the Plan.

     WHEREFORE, the undersigned hereby execute this 1999
Amendment to the Plan on May 24, 1999.

                               HARBOR FEDERAL SAVINGS BANK
Witnessed by:


/s/ Deborah A. Epps            By: /s/ J. Kemp Roche
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                                   A director other than
                                   Robert A. Williams